SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): DECEMBER 29, 1995

                        ALL AMERICAN SEMICONDUCTOR, INC.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                       0-16207                       59-2814714
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(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

16115 N.W. 52ND AVENUE, MIAMI, FLORIDA                            33014
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (305) 621-8282


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         All American Semiconductor, Inc., a Delaware corporation (the "Registrant"), completed on December 29, 1995, the acquisition (the "Transaction") of two affiliated, privately-held electronic components distribution companies, Added Value Electronics Distribution, Inc. headquartered in Tustin, California, and A.V.E.D.-Rocky Mountain, Inc. headquartered in Denver, Colorado (collectively, the "Added Value Companies"). Immediately prior to the closing, the Transaction had been approved by the shareholders of the Registrant. All of the information regarding the Transaction required by Item 2 of Form 8-K has been "previously reported" (as defined in Rule 12b-2 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended) by the Registrant in the Registrant's Registration Statement No. 033-64019 on Form S-4 (which includes the Registrant's Proxy Statement/Prospectus dated December 13, 1995, distributed to the Registrant's shareholders in connection with obtaining their approval of the Transaction) as filed with the Securities and Exchange Commission (the "Registration Statement") and such information is incorporated herein by reference, except that (1) the exact number of shares of Common Stock, $.01 par value, of the Registrant issued in connection with the Transaction to the former stockholders of the Added Value Companies was 2,013,401 (exclusive of the 160,703 shares issued in the Transaction to a wholly-owned subsidiary of the Registrant) and (2) the actual amount of the Added Value Companies' bank debt paid off by the Registrant was approximately $3.8 million.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b) The financial statements of the businesses acquired (the Added Value Companies) and the pro forma financial information required by Items 7(a) and 7(b), respectively, of Form 8-K have been "previously reported" by the Registrant in, and are incorporated herein by reference to, the Registration Statement.

         (c)      The following Exhibits are filed with this report:

EXHIBIT NO.                                          DOCUMENT

2.1 Merger Purchase Agreement dated as of October 31, 1995, among the Registrant, All American Added Value, Inc., All American A.V.E.D., Inc. and the Added Value Companies (incorporated by reference to Appendix A to the Proxy Statement/Prospectus included in and Exhibit 2.1 to the Registrant's Registration Statement No. 033-64019 on Form S-4).

20.1 Proxy Statement/Prospectus dated December 13, 1995, of the Registrant (incorporated by reference to the Registrant's Registration Statement No. 033-64019 on Form S-4).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                All American Semiconductor, Inc.

Date:  January 12, 1996                         By: /s/ HOWARD L. FLANDERS
                                                --------------------------------
                                                Howard L. Flanders,
                                                Vice President and
                                                Chief Financial Officer

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